Exhibit 99.1 S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Dell Technologies Securities Analyst Meeting

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Disclosures and Agenda Paul Frantz Vice President, Investor Relations

Disclosures NON-GAAP FINANCIAL MEASURES SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS This presentation includes information about non-GAAP revenue, non-GAAP operating Statements in this presentation that relate to future results and events, including, but not income, non-GAAP net income attributable to Dell Technologies Inc., non-GAAP limited to, statements regarding Dell Technologies’ expectations concerning long-term earnings per share - basic and non-GAAP earnings per share - diluted, as well as free revenue and non-GAAP diluted EPS growth, adjusted free cash flow generation, and cash flow, adjusted free cash flow, and adjusted free cash flow excluding VMware long-term capital return to stockholders through share repurchases or dividends, are (collectively the “non-GAAP financial measures”), which are not measurements of forward-looking statements and are based on Dell Technologies' current expectations. In financial performance prepared in accordance with U.S. generally accepted accounting some cases, you can identify these statements by such forward-looking words as principles. We have provided a reconciliation of the non-GAAP financial measures to the “anticipate,” “believe,” “could,” “estimate,” “expect,” “target,” “intend,” “confidence,” “may,” most directly comparable GAAP measures in Appendix A and Appendix B. “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including those discussed in Dell Technologies’ periodic reports filed with the Securities and Exchange Commission. Dell Technologies assumes no obligation to update its forward-looking statements. 3 Copyright © Dell Inc. All Rights Reserved.

Agenda Company Vision Michael Dell Strategy, Operating Model & AI Opportunity Jeff Clarke Infrastructure Solutions Group Strategy Arthur Lewis Client Solutions Group Strategy Jeff Clarke Value Creation Framework David Kennedy Q&A Dell Executive Team 4 Copyright © Dell Inc. All Rights Reserved.

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Company Vision Michael Dell Chairman and Chief Executive Officer

Our industry continues to evolve and grow Unprecedented pace of change since we met two years ago AI technology continues to drive GDP growth AI productivity further accelerates growth ~45% $15T 2 of US GDP growth is driven by contribution to global GDP 1 AI Capex More tokens, more compute … … and even more data 100X 527 ZB 3 increase in token production of data produced by 2029, 4 up from 173ZB in 2024 See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide. 6 Copyright © Dell Inc. All Rights Reserved.

We are in the early stages of adoption & excited for what’s ahead Each wave of innovation builds on the prior, being fueled by data and run on a growing need for compute and infrastructure Today Tomorrow Multi-modal Physical AI ReasoningÆ Multi-agentic LLM Agentic time Modernization of traditional data centers will be required to fully realize AI’s potential 7 Copyright © Dell Inc. All Rights Reserved. adoption

Our customers continue to modernize and transform Turning to Dell to help them navigate rapidly changing technology and realize value from AI Dell is a trusted partner for customers of enterprises plan to move GenAI • Customers engage Dell at the onset of their AI & architecture strategy 85% 1 on-prem within the next 24 months • Our portfolio provides one stop to modernize the entire data center & edge • Our engineering innovation, services, financial services & partner ecosystem make it easy for customers of enterprises plan to fund AI with 67% 2 incremental budget to traditional IT want infrastructure vendors to provide Delivering AI factories for the largest, at scale capabilities across the AI adoption 77% 1 deployments and over 3,000 enterprise customers while journey modernizing data centers and the edge See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide. 8 Copyright © Dell Inc. All Rights Reserved.

Track record of strong earnings, cash flow and capital return

Durable growth and execution of our unique operating model enable significant cash flow that fuels shareholder return, underscoring our disciplined approach and commitment to long-term value creation

	EPS GROWTH	CASH FLOW	CAPITAL RETURN
Track Record	**14%** DILUTED EPS GROWTH CAGR SINCE FY21[1]	**~$4.9B** AVERAGE ANNUAL ADJ. FCF GENERATED OVER THE LAST 5.5 YRS[1]	**$14.5B** CAPTIAL RETURN SINCE FY23
Long-Term Value Creation Framework[2]	**15%+** DILUTED EPS GROWTH	**100%+** NI TO ADJ. FCF CONVERSION	**80%+** RETURN OF CAPITAL TO SHAREHOLDERS

See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide.

DELL Technologies

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Copyright © Dell Inc. All Rights Reserved.

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Strategy, Operating Model & AI Opportunity Jeff Clarke Vice Chairman and Chief Operating Officer

Since we last met, the pace of change has accelerated Continues to create new opportunities to innovate and serve our customers Two Years Ago Today 1,2 Projected AI capex investment in 2025 $200B $400B+ 3,4 Projected 2027 AI HW & Services opportunity $124B $310B 5 Projected 2028 US Data Center power demand 245TWh 450TWh Greater compute intensity for accelerated 6 - 100x inference/reasoning models Number of performant Small Language Models - 50+ 7 (SLMs) See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide. 11 Copyright © Dell Inc. All Rights Reserved.

These changes continue to play in our favor AI inference drives modern IT architecture supporting growth across our entire portfolio AI delivers strong tailwinds for our value creation 1 DRAMATIC INCREASE IN COMPUTE AND INFERENCING Agents grow token generation by 4-15x and 2 driven by agents and reasoning models reasoning can consume 100x more compute ENTERPRISES SEEKING TRUSTED OEM PARTNERS 77% of enterprises seeking support from their 3 across all stages of their adoption journey infrastructure OEM at all stages of AI adoption EXPONENTIAL UNSTRUCTURED DATA GROWTH 80% of all new data generated globally is 4 driving demand for AI-optimized storage unstructured, growing 55% annually MODERN, DISAGGREGATED ARCHITECTURES 83% faster read throughput for AI data lakes 5 including high-speed networking are critical for AI workloads after using a disaggregated architecture LOW-COST INFERENCE AT THE EDGE Since 2022, the smallest language model to 6 driven by latest generation AI PCs score ≥60% on MMLU shrank in size by 142x See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide. 12 Copyright © Dell Inc. All Rights Reserved.

Dell is well-positioned to capitalize on AI opportunities

Experience with early adopters enhances our capabilities and prepares us for next waves of adoption, evidenced by being the first to ship GB200 & GB300 rack scale solutions

Dell's competitive advantages …

✓ **Engineering Expertise**

Optimizing solutions at the data center level

✓ **Rapid Scale Deployment**

Design to full installation to 1st token with exceptional pace

✓ **Services Capabilities**

24/7 - on site - ongoing support

✓ **Ecosystem**

NVIDIA, Hugging Face, Google GDC with Gemini, glean, AMD, Meta, cohere, Mistral AI

✓ **Financing**

Flexibility for Solutions & AI Data Centers

Positions us to serve a wide range of customers

Enterprises
- Business transformation & productivity gains
- Higher attach opportunity

Sovereign
- National-scale deployments
- Focused on AI sovereignty and data control

Tier 2 CSP
- The largest, global, at scale deployments
- Critical to innovation flywheel

DELL Technologies

13 Copyright © Dell Inc. All Rights Reserved.

A new computing architecture has emerged

Complexity increases exponentially with every new architecture, not only within the server, but across the entire infrastructure solution set

Power (MW) per rack


1
0.8
0.6
0.4
0.2
0
Gen 1
Gen 2
Gen 3

GPU density per rack


600
400
200
0
Gen 1
Gen 2
Gen 3

	Gen 1	Gen 2	Gen 3
POWER PER RACK	~120 kW	~250 kW	~1 MW
GPU DENSITY PER RACK	72	144	576

DESIGNING DENSE, POWER-EFFICIENT CLUSTERS

Cooling
- Cold Plates
- Cooling Distribution Units
- Manifolds
- Enclosed Rear-Door Heat Exchanger

Power
- HVDC - +/- 400V | 800V
- Power Distribution Units
- Power Racks
- Redundancy Strategies

Software
- Advanced Leak Detection System
- Telemetry | Insights | Visualization
- Deployment & Remediation Automation

Services
- Consulting Services
- Deployment Services
- Ongoing and Managed Services

DELL Technologies

14 Copyright © Dell Inc. All Rights Reserved.

Our Dell Technologies strategy remains the same Leverage our strengths to extend our leadership and capture new growth 1 Leading end-to-end solutions Industry’s largest GTM engine Client Business External Storage Broad global Modern online and Extensive direct Workstations Purpose-Build Backup Appliances technology ecosystem consumption salesforce PC Monitors HCI of partners experiences #1 Server Unique operating Industry-leading supply chain Unmatched global services model Resilient, agile, Global footprint of Automated and Global distribution AI-driven support and Service centers sustainable at global direct services and AI-driven and logistics centers experiences around the world scale support INNOVATION CULTURE CUSTOMER-CENTRICTY See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide. 15 Copyright © Dell Inc. All Rights Reserved.

We are applying AI to make our operating model even stronger AI projects focus on what makes Dell differentiated … to deepen our competitive advantages Leading end-to-end solutions Industry’s largest GTM engine Coding Assistant Knowledge Assistant Sales Chat/Search Product Advisor Unique operating Industry-leading supply chain Unmatched global services model + AI Digital Service Predictive Systems Parts Planning Next Best Action Assistant AI INNOVATION AI SKILLING CUSTOMER-FIRST AI 16 Copyright © Dell Inc. All Rights Reserved.

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Infrastructure Solutions Group Strategy Arthur Lewis President, Infrastructure Solutions Group

Data centers require $6.7T to meet compute AI DRIVING 1 demand – with AI infrastructure spending and MASSIVE Infrastructure TAM projections continuing to rise DEMAND Solutions Disaggregated, seamless data flow, and shifts Group DATA CENTER from cold storage to active are redefining data ARCHITECTURES center design to power AI engines and agents TRANSFORMING Trusted compute and Dell IP storage enable DELL’S customers to run AI where it matters most UNIQUE – on-prem, at the edge, and in the cloud ADVANTAGE Compute and storage leadership powers CAPTURING THE Dell’s ability to gain share, expand margins, AI GROWTH and lead next-gen architectures WAVE See supplemental slide in Appendix C, Slide 45 for endnotes with references to footnotes on this slide. 18 Copyright © Dell Inc. All Rights Reserved.

Steady financial performance and strong leadership positions Supported by long-term growth across financial cycles, ISG is well positioned to capture growth and increase profitability 1 2 ISG P&L performance Broadest portfolio with #1 leadership positions STORAGE INNOVATION ISG Revenue ~8% LEADER • EXTERNAL RAID $55.3B AI Server Shipments CAGR ACROSS THE • MIDRANGE, HIGH-END PORTFOLIO • ALL-FLASH ARRAY $43.6B • UNSTRUCTURED $38.4B BESPOKE $36.7B $34.4B $34.4B $33.9B $33.0B SERVERS $30.9B AI POSITIONS • X86 SOLUTIONS • MAINSTREAM $20B Gross margin accretion actions $9.8B $1.6B Improve FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26E Drive Expand ISG mix with Deliver denser, Enterprise operating Storage growth ~9% higher-margin leverage AI adoption Opinc $3.1B $4.2B $3.9B $3.8B $3.7B $5.0B $4.3B $5.6B $6.2B CAGR increasing as revenue grows latest-gen and boost Opinc Dell IP and value 9.9% 11.3% 11.5% 11.4% 10.9% 13.2% 12.6% 12.8% especially in the traditional servers Rate core business capture within AI business AI attach rates products See supplemental slide in Appendix C, Slide 46 for endnotes with references to footnotes on this slide. 19 Copyright © Dell Inc. All Rights Reserved. Revenue

Traditional server growth driven by data center modernization Enterprises rearchitect data strategies to balance traditional and AI workloads, driving efficiency and resilience Dell #2 • Gained ~7 points of share over the past decade #3 34% 32% 31% 30% 29% 29% 28% 28% 27% 23% 23% 23% 1 • #1 in mainstream server revenue • Refresh of installed base paves the way for 16% 10% exponential increase in future compute needs 2015Q2 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025Q2 TTM TTM 16G 17G The consolidation opportunity is significant; over 70% of Servers Servers th our installed base running on 14 generation servers or older • 2.5 – 3x more • 4 – 5x more processing cores processing cores th th 16 and 17 generation servers replace 3-7 legacy servers • 25 – 35% greater • 175 – 235% greater power efficiency power efficiency th 17 Generation Servers have higher ASPs driven by • Replaces 3 – 5 • Replaces 5 – 7 higher content rates … with ASPs up 40% over the past legacy 14G servers legacy 14G servers three years See supplemental slide in Appendix C, Slide 46 for endnotes with references to footnotes on this slide. 20 Copyright © Dell Inc. All Rights Reserved. Data Center Innovation Leading Mainstream 1 & Consolidation Server Share

Storage growth driven by data center modernization Enterprises rearchitect data strategies to balance traditional and AI workloads, driving efficiency and resilience External RAID High End Midrange AFA Unstructured PBBA 1 • #1 in all major categories of Storage (Data Protection HW) ~20% of market ~65% of market Dell • Expect more data generated over next 3 years than #2 42% #3 2 all preceding history; ~80% will be unstructured 36% 24% 24% 23% 22% • Disaggregated architectures modernize data 23% centers & optimize TCO 17% 17% 13% 14% 14% 11% 11% 11% 10% 10% 7% PRIMARY SOFTWARE DATA UNSTRUCTURED AI WORKLOADS FOR ENTERPRISES DEFINED PROTECTION AND AT-SCALE CUSTOMERS HIGH Dell Data Lakehouse PowerMax PowerProtect End-to-end data lifecycle management PowerScale DataDomain MID Project Lightning World’s fastest parallel file system; 67% PowerStore PowerFlex faster data access PowerProtect ENTRY ObjectScale PowerScale and ObjectScale DataManager Provide performance, scalability, and PowerVault security See supplemental slide in Appendix C, Slide 46 for endnotes with references to footnotes on this slide. 21 Copyright © Dell Inc. All Rights Reserved. 1 Leading Share Dell IP Portfolio Dell AI Data Platform

Market-leading, end-to-end solutions drive Enterprise AI adoption

Faster delivery of AI outcomes broaden our business and improve gross margin, driven by strong segment profitability

Today – Early Proof of Concept

3,000+

Unique Customers
Have Purchased AI Servers To Date

6,700+

Unique Customers
in our Five Quarter Opportunity Pipeline

Proof of Concept Focus

Primary Small-Scale Infrastructure
Focused on AI Compute

Margin Rates above Tier 2 CSPs

Medium to Long Term – AI Inference in Production

AI Factory - Full Stack End-to-End Solutions


Hardware
Compute
Storage
Networking
Software
Partner
Ecosystem
+
SW
Maintenance
Services
Deployment
Installation
ProSupport
Financial

Go-to-Market Reach

Existing Traditional Infrastructure Customer Base

Expanded Revenue Opportunity at Higher Margin Rates

22 Copyright © Dell Inc. All Rights Reserved.

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Client Solutions Group Strategy Jeff Clarke Vice Chairman and Chief Operating Officer

Steady financial performance and strong leadership positions Focus on commercial market has shifted our revenue mix over time towards higher margin pools 1 CSG P&L performance Strong leadership positions Commercial PC ~1% Consumer PC CAGR 3 NA Commercial PC $61.5 $58.2 4 Workstations #1 #1 $50.0 26% $48.9 $48.4 22% $48.4 + $45.9 3 16% 19% Commercial Intel AI PC positions in: 27% Client 25% 2 Revenue 5 Monitors 74% 78% 84% 81% 73% 75% Strong share gain track record 3 5 Commercial PC x-Chrome Monitors 18% 23% FY20 FY21 FY22 FY23 FY24 FY25 FY26E 16% ~6pt ~2pt ~1% increase increase 17% Opinc $3.1B $3.3B $4.4B $3.8B $3.7B $3.0B $3.2B CAGR Opinc 6.8% 6.9% 7.1% 6.6% 7.6% 6.1% Rate 2Q15 TTM 2Q25 TTM 2Q15 TTM 2Q25 TTM See supplemental slide in Appendix C, Slide 46 for endnotes with references to footnotes on this slide. 24 Copyright © Dell Inc. All Rights Reserved. Revenue

Trends are moving in our favor, particularly workloads at the edge AI PCs will revolutionize how enterprises plan agentic AI workloads at the edge We are in the middle of the PC refresh cycle 1.5B install base with many enterprise fleets Install base and pent-up enterprise demand setting the stage approaching 3-5 years in age Peripherals ecosystem adding incremental momentum PC peripherals forecasted to grow at slight Reinforcing broader PC value proposition premium to PC core On-device AI ISV ecosystem is accelerating 100+ ISV’s optimizing for AI PC’s Rapidly building for PC-based NPU processing 1 Small language models (SLMs) continue to explode 10x–30x improvements considering latency, 2 In volume, performance, and capability energy use, and FLOPs AI PCs: the most cost- and energy-efficient way to run AI 90% lower power consumption when running 3 Purpose built for a data-distributed world AI on-device See supplemental slide in Appendix C, Slide 46 for endnotes with references to footnotes on this slide. 25 Copyright © Dell Inc. All Rights Reserved.

Shifting our focus with the market

Commercial premium remains our primary focus area, with opportunities to increase scale elsewhere

Industry Unit Mix[1]
(IDC)



Commercial Premium
Commercial Mainstream
Consumer Premium
Consumer Mainstream
Chrome
18%
33%
14%
28%
6%
26%
24%
23%
20%
7%
CY18-CY19
2QCY25 TTM

	Unit CAGR[2]	Dell Share		
Commercial Premium	6%	26%	⇧ ~3 pts	• Dell share has grown within our primary focus area
Rest of Market	-1%	10%	⇩ ~5 pts	• An opportunity exists to increase profitable presence within the remaining ~75% of the market

See supplemental slide in Appendix C, slide 46 for endnotes with references to footnotes on this slide.

DELL Technologies

26
Copyright © Dell Inc. All Rights Reserved.

We are taking decisive action to regain momentum and share Accelerating the pace of execution and innovation to unlock unit velocity and scale Drive scale & structural share gain Strengthen Optimize the portfolio Æ commercial 1 performance Accelerate growth in Small & Medium Business Grow share & scale through better product positioning Fix consumer, Æ 2 return to growth Improve Consumer profitability Expand margins Æ Drive higher attach rates on Dell Branded Peripherals with branded 3 attach 27 Copyright © Dell Inc. All Rights Reserved.

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Value Creation & Capital Allocation David Kennedy Interim Chief Financial Officer

Evolution of 2021 2023 2025 Dell and our long-term 1 3 - 4% 3 - 4% 7 - 9% framework Durable Revenue Growth Driving increased value creation and shareholder 6%+ 8%+ 15%+ returns Multiple Levers to Drive EPS 40-60% 80%+ 80%+ Target return of adj. Target return of adj. Committed to Shareholder Return FCF to shareholders FCF to shareholders 3 Extension of Dividend Commitment to FY30 See supplemental slide in Appendix C, slide 46 for endnotes with references to footnotes on this slide. 29 Copyright © Dell Inc. All Rights Reserved. 2 2 Return of Adj. FCF Diluted EPS Revenue

Revenue growth

Providing customers the broadest portfolio and infrastructure leadership with a strong GTM engine, global services footprint, and world class supply chain drives our strong revenue growth

Long-term financial framework[1]

7 – 9%
Revenue growth

15%+
Diluted EPS growth

100%+
NI to adj. FCF conversion

80%+
Target return of adj. FCF to shareholders

10%+
Dividend growth rate FY26-FY30[2]

7 – 9%
DELL TECH REVENUE CAGR

11 – 14%
Infrastructure Solutions Group

- Extend AI leadership through innovation and attach
- Traditional server growth driven by data center modernization
- Leverage leading portfolio to grow Dell-IP storage & software

2 – 3%
Client Solutions Group

- PC refresh underway with aging installed base
- Grow share and drive scale across Commercial and Consumer
- Drive higher attach rates on peripherals

Non-GAAP Revenue ($B)[3]



+4% CAGR
FY20-FY26E
$85.0
$86.8
$101.2
$102.3
$88.4
$95.6
$107.0
FY20
FY21
FY22
FY23
FY24
FY25
FY26E[4]

See supplemental slide in Appendix C, slide 46 for endnotes with references to footnotes on this slide.

DELL Technologies

30
Copyright © Dell Inc. All Rights Reserved.

EPS growth

EPS roughly doubling over past five years illustrates Dell's ability to execute a strong operating model across macro environments

Long-term financial framework[1]

7 – 9%	Revenue growth
15%+	Diluted EPS growth
100%+	NI to adj. FCF conversion
80%+	Target return of adj. FCF to shareholders
10%+	Dividend growth rate FY26-FY30[2]

15%+ diluted EPS growth driven by four key levers

1. **Durable Revenue Growth**
   - Continued growth from AI and our core portfolio while driving share gain
2. **Gross Profit Growth**
   - Rate opportunities within Storage (Dell IP mix) and AI (Enterprise growth)
3. **Operating Expense Scaling**
   - Balancing investments to drive productivity with unlocking efficiencies
4. **Share Buybacks**
   - Programmatic & opportunistic during periods of market dislocation



Non-GAAP Diluted EPS[3]
+14% CAGR
FY21-FY26E
$4.88
$6.22
$7.61
$7.37
$8.14
$9.55
FY21
FY22
FY23
FY24
FY25
FY26E[4]

Expect EPS to double over the next five years

See supplemental slide in Appendix C, slide 47 for endnotes with references to footnotes on this slide.

31
Copyright © Dell Inc. All Rights Reserved.

DELL Technologies

Cash generation

Dell has a long history of strong cash flow generation through all cycles

Long-term financial framework[1]

Target	Metric
7 – 9%	Revenue growth
15%+	Diluted EPS growth
100%+	**NI to adj. FCF conversion**
80%+	Target return of adj. FCF to shareholders
10%+	Dividend growth rate FY26-FY30[2]

Operating model generates strong cash flow

~$4.9B	Average annual adjusted FCF generated since FY21[1]
Negative CCC	Differentiated model drives strong negative cash conversion cycle
>$14.5B	Capital return to shareholders since inception of dividend

Adjusted FCF & Shareholder Return ($B)[3]


Adjusted FCF
Shareholder return
Inception of shareholder return program
$6.5
$5.2
$1.5
$3.8
$5.6
$3.2
$3.1
$3.9
$4.8
$3.7
FY21
FY22
FY23
FY24
FY25
FY26TD

See supplemental slide in Appendix C, slide 47 for endnotes with references to footnotes on this slide.

32
Copyright © Dell Inc. All Rights Reserved.

DELL Technologies

Capital return continues

Returning strong cash flow to shareholders through 80%+ of adjusted FCF via continued dividend growth and share repurchases

Long-term financial framework[1]

7 – 9%
Revenue growth

15%+
Diluted EPS growth

100%+
NI to adj. FCF conversion

80%+
Target return of adj. FCF to shareholders

10%+
Dividend growth rate FY26-FY30[2]

80%+
Target return of adj. FCF to shareholders

Share Repurchase and Shares Outstanding



share repurchase $
shares outstanding
757
716
705
696
675
$2.8
$2.1
$2.6
$2.9
FY22
FY23
FY24
FY25
FY26TD

Programmatic & opportunistic approach

Dividend



10%+ annually
$1.32
$1.48
$1.78
$2.10[3]
+12%
+20%
+18%
FY23
FY24
FY25
FY26
FY27E
FY28E
FY29E
FY30E

Target to grow the dividend 10% or more annually through FY30[2]

Remaining FCF
Drive growth while maintaining investment grade rating

- Committed to investment grade rating and 1.5x core leverage target
- Disciplined, tuck-in M&A that accelerates our strategy

See supplemental slide in Appendix C, slide 47 for endnotes with references to footnotes on this slide.

33
Copyright © Dell Inc. All Rights Reserved.

D&LLTechnologies

Committed to long-term value creation

Our strategy, operating model and track record of execution have us well positioned

Long-term financial framework[1]

7 – 9%
Revenue growth

11 – 14% Infrastructure Solutions Group
2 – 3% Client Solutions Group

- AI-driven growth
- Share gain across businesses
- Leverage strong go-to-market engine

15%+
Diluted EPS growth



Non-GAAP Diluted EPS[3]
$4.88
$6.22
$7.61
$7.37
$8.14
$9.55
+14% CAGR
FY21-FY26E
FY21
FY22
FY23
FY24
FY25
FY26E[4]

- Durable revenue growth
- Drive gross profit growth
- Operating expense scaling
- Programmatic and opportunistic share buybacks

100%+
NI to adj. FCF conversion



Adjusted FCF ($B)[5]
$6.5
$5.2
$1.5
$5.6
$3.1
$4.8
~$4.9B Avg
FY21
FY22
FY23
FY24
FY25
FY26TD

- Growth & operational excellence driving cash generation
- ~$4.9B avg. over last 5.5 years[5]
- Differentiated negative cash conversion cycle

80%+
Target return of adj. FCF to shareholders



Share Repurchase ($B) and Shares Outstanding
share repurchase ($B)
shares outstanding
757
716
705
696
675
$2.8
$2.1
$2.6
$2.9
FY22
FY23
FY24
FY25
FY26TD

- Commitment to return over 80% of adjusted FCF to shareholders
- Committed to IG rating and 1.5x core leverage target
- Targeted M&A to accelerate strategy

10%+
Dividend growth rate FY26-FY30[2]



Dividend
10%+ annually
$1.32
$1.48
$1.78
$2.10 [6]
+12%
+20%
+18%
FY23
FY24
FY25
FY26
FY27E
FY28E
FY29E
FY30E

- Target to grow the dividend at 10% or better annually through FY30[2]

See supplemental slide in Appendix C, slide 47 for endnotes with references to footnotes on this slide.

DELL Technologies

34
Copyright © Dell Inc. All Rights Reserved.

Attractive long- We are leveraging our strengths to extend our leadership term financial positions and capture new growth opportunities Investment 2 framework Thesis 1 Leading end-to-end solutions portfolio , with #1 positions 7 – 9% across Client, Peripherals, AI and Traditional Servers, and Storage Revenue growth 15%+ Largest GTM engine with a direct sales force and robust channel program that provides us with great insights and the ability to build Diluted EPS growth Leading market positions deep customer relationships and a unique operating 100%+ model generate Industry’s leading Supply Chain that runs at global scale, yet NI to adj. FCF consistent revenue, EPS, nimble and agile to respond to macro and market fluctuations with conversion and cash growth, built-in resilience resulting in significant 80%+ value creation with return Unmatched Global Services footprint with team members and Target return of adj. FCF of over 80% of adjusted service centers supporting customers around the world to shareholders FCF to shareholders 10%+ Applying AI to make our operating model even stronger and Dividend growth rate further competitive differentiation 3 FY26-FY30 See supplemental slide in Appendix C, slide 47 for endnotes with references to footnotes on this slide. 35 Copyright © Dell Inc. All Rights Reserved. Unique Operating Model Strategy

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Closing Remarks Michael Dell Chairman and Chief Executive Officer

Track record of strong earnings, cash flow and capital return

Durable growth and execution of our unique operating model enable significant cash flow that fuels shareholder return, underscoring our disciplined approach and commitment to long-term value creation

	EPS GROWTH	CASH FLOW	CAPITAL RETURN
Track Record	**14%** DILUTED EPS GROWTH CAGR SINCE FY21[1]	**~$4.9B** AVERAGE ANNUAL ADJ. FCF GENERATED OVER THE LAST 5.5 YRS[1]	**$14.5B** CAPTIAL RETURN SINCE FY23
Long-Term Value Creation Framework[2]	**15%+** DILUTED EPS GROWTH	**100%+** NI TO ADJ. FCF CONVERSION	**80%+** RETURN OF CAPITAL TO SHAREHOLDERS

See supplemental slide in Appendix C, slide 47 for endnotes with references to footnotes on this slide.

DELL Technologies

37
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S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Appendix A Consolidated GAAP and non-GAAP financial statements

Supplemental non-GAAP Measures Revenue and operating income $ in millions FY20 FY21 FY22 FY23 FY24 FY25 GAAP Revenue 84,815 86,670 101,197 102,301 88,425 95,567 1 Impact of purchase accounting 229 106 32 – – – Non-GAAP revenue 85,044 86,776 101,229 102,301 88,425 95,567 GAAP operating income 2,366 3,685 4,659 5,771 5,411 6,237 1 Amortization of intangibles 3,245 2,277 1,708 1,014 833 667 Stock-based compensation 245 487 808 931 878 785 2 Other corporate expenses 960 500 610 921 756 840 Total adjustments to operating income 4,450 3,264 3,126 2,866 2,467 2,292 Non-GAAP operating income 6,816 6,949 7,785 8,637 7,878 8,529 Non-GAAP Opinc % of revenue 8.0% 8.0% 7.7% 8.4% 8.9% 8.9% 1. This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. 2. Consists primarily of severance expenses, payroll taxes associated with stock-based compensation, facility action costs, transaction-related expenses, impairment charges, incentive charges related to equity investments, and other costs. 39 Copyright © Dell Inc. All Rights Reserved.

Supplemental non-GAAP Measures

Net income and earnings per share

$ in millions, except per share amounts	FY20	FY21	FY22	FY23	FY24	FY25
Net income from continuing operations attributable to Dell Technologies Inc.	**525**	**2,249**	**4,948**	**2,442**	**3,388**	**4,592**
Amortization of intangibles[1]	3,245	2,277	1,708	1,014	833	667
Stock-based compensation	245	487	808	931	878	785
Other corporate expenses [2]	960	(64)	(1,806)	1,796	793	830
Fair value adjustment on equity investments [3]	(159)	(427)	(572)	206	(47)	(177)
Aggregate adjustment for income taxes [4]	(1,361)	(772)	(156)	(642)	(407)	(816)
Total non-GAAP adjustments attributable to non-controlling interest	(4)	(6)	(7)	(13)	(13)	(18)
Total adjustments to net income attributable to Dell Technologies Inc.	**2,926**	**1,495**	**(25)**	**3,292**	**2,037**	**1,271**
Non-GAAP net income attributable to Dell Technologies Inc.	**3,451**	**3,744**	**4,923**	**5,734**	**5,425**	**5,863**
Net income attributable to Dell Technologies Inc.	**525**	**2,249**	**4,948**	**2,442**	**3,388**	**4,592**
Weighted-average shares outstanding - basic	724	744	762	734	720	705
Earnings per share attributable to Dell Technologies Inc. - basic	**$0.73**	**$3.02**	**$6.49**	**$3.33**	**$4.71**	**$6.51**
Weighted-average shares outstanding - diluted	751	767	791	753	736	720
Earnings per share attributable to Dell Technologies Inc. - diluted	**$0.70**	**$2.93**	**$6.26**	**$3.24**	**$4.60**	**$6.38**
Non-GAAP net income attributable to Dell Technologies Inc.	**3,451**	**3,744**	**4,923**	**5,734**	**5,425**	**5,863**
Weighted-average shares outstanding - basic	724	744	762	734	720	705
Non-GAAP earnings per share attributable to Dell Technologies Inc. - basic	**$4.77**	**$5.03**	**$6.46**	**$7.81**	**$7.53**	**$8.32**
Weighted-average shares outstanding - diluted	751	767	791	753	736	720
Non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted	**$4.60**	**$4.88**	**$6.22**	**$7.61**	**$7.37**	**$8.14**

1. This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17.
2. Consists primarily of severance expenses, payroll taxes associated with stock-based compensation, facility action costs, transaction-related expenses, impairment charges, incentive charges related to equity investments, and other costs.
3. Consists of the (gain) loss on strategic investments, which includes recurring and nonrecurring fair value adjustments on equity and other investments.
4. Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items. Beginning in fiscal 2025, our non-GAAP income tax is calculated using a fixed estimated annual tax rate.

40
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DELL Technologies

Supplemental non-GAAP Measures

Adjusted free cash flow

$ in millions	FY21	FY22	FY23	FY24	FY25	1Q26	2Q26
Cash flow from operations	**11,407**	**10,307**	**3,565**	**8,676**	**4,521**	**2,796**	**2,543**
Capital expenditures & capitalized software development costs, net[1]	(2,062)	(2,755)	(2,993)	(2,753)	(2,563)	(568)	(675)
Free cash flow	**9,345**	**7,552**	**572**	**5,923**	**1,958**	**2,228**	**1,868**
Financing receivables [2]	728	241	461	(309)	951	(23)	592
Equipment under operating leases [3]	474	394	500	(7)	188	27	58
Adjusted free cash flow	**10,547**	**8,187**	**1,533**	**5,607**	**3,097**	**2,232**	**2,518**
VMware cash flow from operations	**4,409**	**3,220**	**-**	**-**	**-**	**-**	**-**
VMware capital expenditures	(329)	(263)	-	-	-	-	-
VMware free cash flow	**4,080**	**2,957**	**-**	**-**	**-**	**-**	**-**
Adjusted free cash flow excluding VMware	**6,467**	**5,230**	**1,533**	**5,607**	**3,097**	**2,232**	**2,518**

1. Capital expenditures and capitalized software development costs, net includes proceeds from sales of facilities, land, and other assets.
2. Financing receivables represent the operating cash flow impact from the change in DFS financing receivables.
3. Equipment under operating leases represents the net change of capital expenditures and depreciation expense for DFS leases and contractually embedded leases identified within flexible consumption arrangements.
4. Amounts are based on underlying data and may not visually foot due to rounding.

DELL Technologies

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S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Appendix B Guidance

Supplemental non-GAAP Measures 1 Financial guidance FY26 Operating Diluted $ in billions, except per share amounts income EPS GAAP guidance $7.6 - $8.0 $7.73 - $8.23 Estimated adjustments for: 2 Amortization of intangibles 0.5 0.72 Stock-based compensation 0.7 1.05 3 Other corporate expenses 0.4 0.22 4 Fair value adjustments on equity investments — (0.03) 5 Aggregate adjustment for income taxes — (0.39) Non-GAAP guidance $9.2 - $9.6 $9.30 - $9.80 1. Amounts are subject to change with no obligation to reconcile these estimates. Amounts may not visually foot due to underlying data. Additionally, revenue is the same for both GAAP and Non-GAAP guidance, respectively. 2. Amortization of intangibles represents an estimate for acquisitions completed as of August 1, 2025 and does not include estimates for potential acquisitions, if any, during FY26. 3. Consists primarily of severance expenses, payroll taxes associated with stock-based compensation, facility action costs, transaction-related expenses, impairment charges, and incentive charges related to equity investments. Additionally, amount shown includes transaction related gains on sales of businesses that have been completed as of August 1, 2025 and does not include estimates for potential transactions, if any, during FY26. No estimate is included for severance expense as such expense cannot be reasonably estimated at this time. 4. No estimates are included for potential fair value adjustments on strategic investments given the potential volatility of either gains or losses on those equity investments. 5. The FY26 aggregate adjustment to reconcile from GAAP to Non-GAAP income tax expense is approximately $0.3 billion. This aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments shown above as well as an adjustment for discrete tax items. Our non-GAAP income tax is calculated using a fixed estimated annual tax rate. 43 Copyright © Dell Inc. All Rights Reserved.

S E C U R I T I E S A N A L Y S T M E E T I N G O C T O B E R 7 , 2 0 2 5 Appendix C Endnotes

Endnotes Page 6: Our industry continues to evolve and grow 1. Bridgewater, August 2025. 2. PwC Research, 2025. 3. Barclays Research, US Internet Semiconductor Report, 2024. 4. IDC WW Global DataSphere, Q2 2025. Page 8: Our customers continue to modernize and transform 1. Dell Technologies, Enterprise AI Survey, 2025. 2. Citi, CIO Survey, 2Q25. Page 9: Track record of strong earnings, cash flow and capital return 1. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. 2. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. Page 11: Since we last met, the pace of change has accelerated 1. Goldman Sachs, AI investment forecast to approach $200B globally by 2025, 2023. 2. Bloomberg, Includes CapEx from MSFT, Alphabet, Amazon, Meta, CoreWeave, and Oracle. 3. Dell Technologies Security Analyst Meeting, 2023 4. IDC WW AI and Generative AI Spending Guide (Aug 2025), AI HW & Services includes Business and IT Services, Server, Storage, and Networking. 5. BCG, 2023 (implied using constant CAGR between 2022 and 2030), US DoE, 2025 (using midpoint between low and high limit). 6. CNBC, Nvidia’s Jensen Huang on why DeepSeek’s new model will need 100 times more computing, 2025. 7. Artificial Analysis, MMLU-Pro Benchmark Leaderboard (number of models with <40B parameters that exceed a score of 0.55), 2025. Page 12: These changes continue to play in our favor 1. Anthropic Engineering Blog, How we build our multi-agent research system, 2025. 2. CNBC, Nvidia’s Jensen Huang on why DeepSeek’s new model will need 100 times more computing, 2025. 3. Dell Technologies, Enterprise AI Survey, 2025. 4. Gartner, Document Management Strategy Empowers Successful GenAI Deployments, 2025; Forbes, Why Unstructured Data Is Sorting Itself Out, 2025. 5. Based on Dell analysis comparing ObjectScale X560 with 4.0 to ECS EX500 with 3.8 for small-object reads, Mar. 2025. Actual results may vary. 6. Stanford, AI Index Report, 2025. Page 15: Our Dell Technologies strategy remains the same 1. Client PC & upsell revenue statistic calculated by Dell Technologies primarily by utilizing other PC OEMs’ financial public filings, as of Q2 FY26; Workstations (Units) - IDC WW Quarterly Workstation Tracker CY25Q2 using data for 2Q25; PC Monitors (Units) - IDC WW Quarterly Monitor Tracker CY25Q2 using data for 2Q25; Server (Units) - IDC WW Quarterly Server Tracker CY25Q2 using data for 2Q25; External Storage (Revenue) - IDC WW Quarterly Enterprise Storage Systems Tracker CY25Q2 using data for 2Q25; PBBA – IDC WW Purpose-Built Backup Appliance (PBBA) (Revenue) CY25Q2 using data for 2Q25; Hyperconverged Systems (HCI) (Revenue) - IDC WW Quarterly Converged Systems Tracker CY25Q2 using data for 2Q25. Page 18: Infrastructure Solutions Group 1. McKinsey, Superagency in the Workplace, 2025. 45 Copyright © Dell Inc. All Rights Reserved.

Endnotes Page 19: Steady financial performance and strong leadership positions 1. ISG P&L performance measures presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation. 2. x86 and Mainstream Server (Units), IDC WW Quarterly Server Tracker CY25Q2; External, High End, AFA Storage (Revenue), IDC WW Quarterly Enterprise Storage Systems Tracker CY25Q2; HCI (Revenue), IDC WW Quarterly Converged Systems Tracker CY25Q2; #1 in Unstructured External Storage based on file and object-based storage systems per IDC Quarterly Enterprise Storage Systems Tracker, 2025Q2; Data Protection, IDC WW Data Replication and Protection Software and PBBA HW estimates CY25Q2. Data Protection refers to Data Replication & Protection software plus Purpose-Built Backup Appliance (PBBA) revenue. Page 20: Traditional server growth driven by data center modernization 1. IDC WW Quarterly Server Tracker, CY25Q2; Refers to Mainstream Core Server Revenue share and is based on x86, non-accelerated, and OEM vendor type and includes: Rackscale, Large System, Standard Rack, Tower, and Blade. Page 21: Storage growth driven by data center modernization 1. IDC WW Quarterly Enterprise Storage Systems Quarterly Tracker, CY25Q2; IDC WW Converged Systems Quarterly Tracker, CY25Q2; IDC WW Purpose-Built Backup Appliance (PBBA) (Revenue) CY25Q2. Entry represents systems priced < $25k. Midrange represents systems priced $25k < $250k. High-End includes systems priced > $250k. Unstructured refers to Scale Out, NAS, non-PBBA, and includes object and file. All stats are on a TTM basis and refer to External RAID. 2. Gartner, Document Management Strategy Empowers Successful GenAI Deployments, 2025. Page 24: Steady financial performance and strong leadership positions 1. CSG P&L performance measures presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation 2. Client PC & upsell revenue calculated by Dell Technologies by utilizing other PC OEMs’ financial public filings, as of Q2 FY26. 3. Per IDC WW Quarterly PC Device Tracker, CY25Q2, includes Workstations. 4. Per IDC WW Quarterly Workstation Tracker CY25Q2. 5. Per IDC WW Quarterly Monitor Tracker CY25Q2. Page 25: Trends are moving in our favor, particularly workloads at the edge 1. Deviniti, Small Language Models for enterprise AI: Benefits and deployment, 2025. 2. arXiv, Small Language Models are the Future of Agentic AI, 2025. Note: In terms of size and memory required for the workload. 3. University of California Riverside, A Case Study of Environmental Footprints for Generative AI Inference: Cloud versus Edge, 2025. Page 26: Shifting our focus with the market 1. Per IDC WW Quarterly PC Device Tracker, CY25Q2. Premium includes units with ASP > $800; Mainstream includes units with ASP <= $800. 2. CAGR calculated from mid-point between CY18 and CY19 (2QCY19) to 2QCY25. Page 29: Evolution of Dell and our long-term framework 1. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 2. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. 3. Subject to ongoing board evaluation and approval. Page 30: Revenue growth 1. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 2. Subject to ongoing board evaluation and approval. 3. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. 4. FY26 non-GAAP revenue represents full year guidance as of Q2, our most recent earnings release. 46 Copyright © Dell Inc. All Rights Reserved.

Endnotes Page 31: EPS Growth 1. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 2. Subject to ongoing board evaluation and approval. 3. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. 4. FY26 non-GAAP revenue represents full year guidance as of Q2, our most recent earnings release. Page 32: Cash generation 1. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 2. Subject to ongoing board evaluation and approval. 3. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Adjusted free cash flow represents historical adjusted free cash flow excluding VMware. Page 33: Capital return continues 1. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 2. Subject to ongoing board evaluation and approval. 3. Dividends have not yet been declared for remainder of FY26. Page 34: Committed to long-term value creation 1. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 2. Subject to ongoing board evaluation and approval. 3. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. 4. FY26 non-GAAP revenue represents full year guidance as of Q2, our most recent earnings release. 5. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Adjusted free cash flow represents historical adjusted free cash flow excluding VMware. 6. Dividends have not yet been declared for remainder of FY26. Page 35: Investment Thesis 1. Client PC & upsell revenue statistic calculated by Dell Technologies primarily by utilizing other PC OEMs’ financial public filings, as of Q2 FY26; Workstations (Units) - IDC WW Quarterly Workstation Tracker CY25Q2 using data for 2Q25; PC Monitors (Units) - IDC WW Quarterly Monitor Tracker CY25Q2 using data for 2Q25; Server (Units) - IDC WW Quarterly Server Tracker CY25Q2 using data for 2Q25; External Storage (Revenue) - IDC WW Quarterly Enterprise Storage Systems Tracker CY25Q2 using data for 2Q25; PBBA – IDC WW Purpose-Built Backup Appliance (PBBA) (Revenue) CY25Q2 using data for 2Q25; Hyperconverged Systems (HCI) (Revenue) - IDC WW Quarterly Converged Systems Tracker CY25Q2 using data for 2Q25. 2. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 3. Subject to ongoing board evaluation and approval. Page 37: Track record of strong earnings, cash flow and capital return 1. See supplemental slides in Appendix A for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. 2. Long-term financial guidance is provided on a non-GAAP basis. We cannot reasonably forecast certain items that are included in GAAP results. Refer to the discussion of non-GAAP financial measures at the beginning of the presentation for more information. 47 Copyright © Dell Inc. All Rights Reserved.